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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 21, 2004

                         FIRSTCITY FINANCIAL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                 033-19694                 76-0243729
  (STATE OF INCORPORATION)    (COMMISSION FILE NO.)         (IRS EMPLOYER
                                                          IDENTIFICATION NO.)
                               6400 IMPERIAL DRIVE
                                WACO, TEXAS 76712
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (254) 751-1750

                                 (905) 319-1237
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 21, 2004, FirstCity Financial Corporation ("FirstCity") and certain of its subsidiaries entered into a definitive agreement to sell a 31% beneficial ownership interest in Drive Financial Services LP and its general partner, Drive GP LLC, to IFA Drive GP Holdings LLC ("IFA-GP"), IFA Drive LP Holdings LLC ("IFA-LP") and Drive Management LP ("MG-LP") for a total purchase price of $108.4783 million in cash, which will result in distributions and payments to FirstCity and FirstCity Consumer Lending Corporation ("CLC") in the aggregate amount of $86.8 million in cash, from various sources.

DESCRIPTION OF THE TERMS OF THE TRANSACTION

      The Agreement. FirstCity, CLC, FirstCity Funding L.P. ("Funding") and FirstCity Funding GP Corp. ("Funding GP"), have entered into a Securities Purchase Agreement dated as of September 21, 2004 (the "Securities Purchase Agreement"), with IFA-GP, IFA-LP, MG-LP, Drive Management GP LLC ("MG-LLC"), Drive Holdings LP ("Drive Holdings"), Drive GP LLC ("Drive-GP") and Drive Financial Services LP ("Drive"). The Securities Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by this reference. The press release announcing the execution of the Securities Purchase Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by this reference. The summary and description contained in this report does not purport to be complete and is qualified in its entirety by reference to the Securities Purchase Agreement.

      Fee Payable to BoS (USA) Inc. In connection with a $16 million loan made by BoS (USA) Inc. ("BoS (USA)") in December 2002 more fully described below, FirstCity and CLC agreed to pay a contingent fee to BoS (USA) equal to 20% of amounts received by CLC upon any sale of CLC's 20% beneficial interest in Drive and Drive-GP or any receipt of distributions from Drive related to such 20% ownership interest, once such payments exceed $16 million in the aggregate. The fee payable as a result of this sale will be $8 million. FirstCity and CLC will receive payments and distributions from the sale of the Drive and Drive-GP interests in the aggregate amount of $86.8 million. The amount of the distributions received by CLC related to the 20% beneficial interest in Drive and Drive-GP is $56 million (64.51% [20/31] of the distributions).

      Use of Proceeds; Reduction of Debt. The proceeds of the sale of the ownership interests in Drive and Drive-GP will be applied to pay the aforementioned fee to BoS (USA) in the amount of $8 million, to pay expenses related to the sale and to reduce outstanding indebtedness to Bank of Scotland and BoS (USA) (collectively, the "Senior Lenders") and other lenders. FirstCity currently anticipates that at least $67 million will be applied toward debt owed by FirstCity.

RELATIONSHIP WITH IFA-GP, IFA-LP AND MG-LP

      IFA-GP and IFA-LP are wholly-owned subsidiaries of BoS (USA) (formerly known as IFA Incorporated) a wholly-owned subsidiary of the Bank of Scotland. FirstCity has had a significant relationship with Bank of Scotland or its subsidiaries since September 1997. FirstCity has entered into loan agreements with the Senior Lenders from time to time since 1997.

      In December 2002, in connection with an exchange offer to the holders of FirstCity's New Preferred Stock and recapitalization of FirstCity, BoS (USA) provided a non-recourse loan in the amount of $16 million to FirstCity, which was used to pay the cash portion of the exchange offer to the holders of the New Preferred Stock, to pay expenses of the exchange offer and recapitalization, and to reduce FirstCity's debt to the Senior Lenders. The $16 million loan is secured by a 20% interest in Drive (64.51% of FirstCity's remaining 31% interest in Drive) and other assets of CLC as are necessary and only to the

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extent to allow the Senior Lenders to realize the security interest in the 20%
beneficial interest in Drive. In connection with the $16 million loan, FirstCity agreed to pay a contingent fee to BoS (USA) equal to 20% of all amounts received by FirstCity upon any sale of FirstCity's 20% interest in Drive or any receipt of distributions from Drive related to the 20% ownership interest, once such payments exceed $16 million in the aggregate.

      In connection with the December 2002 recapitalization, the Senior Lenders refinanced the remainder of FirstCity's existing debt facilities into a term debt facility ($37 million outstanding at June 30, 2004). Since December 2002, the Senior Lenders have also provided an additional loan facility consisting of a (i) a revolving acquisition loan facility providing for a maximum principal balance of loans outstanding at any time of $45 million, and (ii) a revolving loan facility in the maximum principal amount of $5 million for corporate purposes. These loan facilities provide that the aggregate amount of all outstanding loans under the loan facilities refinanced with the Senior Lenders in December 2002, revolving acquisition loan facility and the related $5 million revolving loan are limited to $77 million. These loan facilities are secured by all of the assets of FirstCity and its wholly-owned subsidiaries.

      BoS (USA) has a warrant to purchase 425,000 shares of FirstCity's voting Common Stock at $2.3125 per share. BoS (USA) is entitled to additional warrants in connection with this existing warrant for 425,000 shares under certain specific situations to retain its ability to acquire approximately 4.86% of FirstCity's voting Common Stock. The warrant will expire on August 31, 2010, if it is not exercised prior to that date.

      FirstCity through its subsidiary CLC is a 31% beneficial owner of Drive and Drive-GP, and IFA-GP and IFA-LP, subsidiaries of BoS (USA), own an aggregate 49% interest in Drive and MG-LP owns an aggregate 20% interest in Drive and Drive-GP.

Forward-looking statements

Certain statements in this report, which are not historical in fact, including, but not limited to, statements relating to future performance, may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, performance or achievements, and may contain the words "expect", "intend", "plan", "estimate", "believe", "will be", "will continue", "will likely result", and similar expressions. Such statements inherently are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. In particular, while the companies have executed the Securities Purchase Agreement, there is no assurance that they will complete the transaction. The closing of the sale is subject to the satisfaction of closing conditions which if not achieved could result in the termination of the agreement. There can be no assurance that the transaction will be completed as proposed or at all. There are many important factors that could cause FirstCity's actual results to differ materially. These factors include, but are not limited to, the failure of certain contingencies or conditions to closing of the sale to be satisfied as well as other risks and factors more fully discussed and identified under Item 7, "Management's Discussion and Analysis of Financial Condition and Results of Operations," risk factors and other risks identified in FirstCity's Annual Report on Form 10-K for the year ended December 31, 2003 and in FirstCity's other filings with the SEC. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements. The forward-looking statements in this release speak only as of the date of this release. FirstCity expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in FirstCity's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

SECTION 7- REGULATION FD

ITEM 7.01 REGULATION FD DISCLOSURE.

On September 22, 2004, FirstCity issued a press release, the text of which is attached hereto as Exhibit 99.1.

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The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into the filings of FirstCity under the Securities Act of 1933, as amended.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

            10.1 - Securities Purchase Agreement dated as of September 21, 2004 by and among FirstCity Financial Corporation and certain affiliates of FirstCity and IFA Drive GP Holdings LLC, IFA Drive LP Holdings LLC, Drive Management LP and certain affiliates of those persons.

            99.1 - Press Release, dated September 22, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   FIRSTCITY FINANCIAL CORPORATION

Date: September 27, 2004           By: /s/ J. Bryan Baker
                                       --------------------------------
                                       J. Bryan Baker
                                       Senior Vice President and Chief
                                       Financial Officer

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                                  EXHIBIT INDEX

10.1 - Securities Purchase Agreement dated as of September 21, 2004 by and among FirstCity Financial Corporation and certain affiliates of FirstCity and IFA Drive GP Holdings LLC, IFA Drive LP Holdings LLC, Drive Management LP and certain affiliates of those persons.

99.1 - Press Release, dated September 22, 2004.